SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 20, 2005

                           OPHTHALMIC IMAGING SYSTEMS
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)

CALIFORNIA                               1-11140                   94-3035367
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(State or Other Jurisdiction of   (Commission File Number)     (I.R.S. Employer
Incorporation)                                               Identification No.)


221 Lathrop Way, Suite I
Sacramento, California                                                     95815
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(Address of Principal Executive Offices)                              (Zip Code)


(Registrant's telephone number, including area code):   (916) 646-2020


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      On July 20, 2005, the Registrant replaced two existing debentures that were issued by the Registrant in an aggregate amount of up to $1,900,000, with a new debenture in an aggregate amount of up to $2,000,000.

      One of the terminated debentures was issued in favor of United Mizrahi Bank Ltd. and the other terminated debenture was issued in favor of Bank Leumi Le-Israel. The purpose of both debentures was to guarantee and/or provide a security interest for certain debts and liabilities of Medivision Medical Imaging, an Israeli corporation and the majority shareholder of the Registrant. In lieu of the terminated debentures, the Registrant entered into a new Secured Debenture (the "Debenture") in favor of United Mizrahi Bank Ltd., in an amount of up to $2,000,000 (plus interest, commissions and all expenses). Under the terms of the Debenture, the Registrant guarantees the payment of all of the debts and liabilities of Medivision Medical Imaging Ltd. to United Mizrahi Bank. The Debenture is secured by a first lien on all of the assets of the Registrant.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

         The information provided in Item 1.01 of this Report is incorporated herein by reference.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

         On July 20, 2005, Professor Alon Harris resigned from the Registrant's Board of Directors upon his appointment by the Board of Directors to the positions of Chairman of the Steering Committee of the Registrant's Scientific Advisory Board and Scientific Advisor to the Board of Directors. To the Registrant's knowledge there are no disagreements between Mr. Harris and the Registrant.

         On the same date, Merle Symes was appointed to the Board of Directors as an independent director. Mr. Symes and his immediate family members have had no direct or indirect interest in any transaction with the Registrant or any of its subsidiaries required to be disclosed pursuant to Item 404(a) of Regulation S-B promulgated under the Securities Exchange Act of 1934, as amended.

         Mr. Symes is the President and Founder of The Provenance Group, LLC, a firm specializing in corporate strategy and innovation, entrepreneurial ventures, M&A, and technology transfer, which he founded in 2002. Prior thereto, from 1997 to 2002 he was Vice President External Technology and Director of Corporate Development in the Surgical Division at Bausch & Lomb, Inc.

ITEM 7.01.        REGULATION FD DISCLOSURE.

      A copy of the press release dated July 22, 2005 announcing the changes to the Board of Directors of the Registrant is attached hereto as Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)   Exhibits

      Exhibit Number    Description
      --------------    -----------

            99.1  Press Release of the Registrant dated July 22, 2005.

            99.2 Debenture dated July 20, 2005 between the Registrant and United Mizrahi Bank Ltd.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 25, 2005                        OPHTHALMIC IMAGING SYSTEMS


                                              By: /s/ Ariel Shenhar
                                                  ------------------------------
                                                  Name:  Ariel Shenhar
                                                  Title: Chief Financial Officer